                                                                   EXHIBIT 10.30


[ALLEGHENY TECHNOLOGIES LOGO]



                              INFORMATION STATEMENT


                          FOR AWARDS GRANTED UNDER THE
                            TOTAL SHAREHOLDER RETURN
                         INCENTIVE COMPENSATION PROGRAM
                                     OF THE
                       ALLEGHENY TECHNOLOGIES INCORPORATED
                               2000 INCENTIVE PLAN




                      ----------------------------------------

                       This document constitutes part of a
                       Prospectus covering securities that
                       have been registered under the
                       Securities Act of 1933.

                      ----------------------------------------




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                 Neither the Securities and Exchange Commission nor
                 any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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                                 January 8, 2002



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


=================================================================================================
NAME OF PROGRAM:          Allegheny Technologies Incorporated (the "Company") Total
                          Shareholder Return Incentive Compensation Program ("TSRP" or the
                          "Program").

PURPOSE:                  The primary purposes of the TSRP are to:
                          (i) reward senior executives for the overall success of the Company as determined by the value created for stockholders relative to peer companies; and
                          (ii) provide a means of encouraging Company stock
                          ownership by senior executives.

PERFORMANCE PERIOD:       A performance period under the TSRP is three years.  The initial performance period began January 1, 2001 and will end December 31,
                          2003.

GRANT FREQUENCY:          It is anticipated that a new performance period will begin every year, which will create overlapping performance periods.

TSRP STRUCTURE:           Each participant will be assigned a target number of shares.
                          Participants can earn from 50% (at threshold) to 200% (at maximum) of their target shares based on performance. Performance below threshold will earn 0%.

SIZE OF AWARDS:           Target awards will be established for each participant, according to the following schedule:

                         ========================================================================
                                                                            TARGET AWARDS AS
                          POSITION                                          PERCENT OF SALARY
                         ------------------------------------------------------------------------
                          CEO                                               60%
                          Segment Executives, Selected Corporate Officers   50%
                          Other Corporate Officers, Selected Business       40%
                          Unit Heads
                          Selected Business Unit General Managers           30%

Targeted Awards will be calculated according to the following formula:

Base Salary at            x Target Opportunity     / Average Closing Price For    = Target
Beginning of              As a Percent of Salary     30 Trading Days Prior to       Number of
Performance Period                                   Beginning of Three-Year        Shares
                                                     Performance Period             Awarded


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                                        2

PERFORMANCE MEASURE:        Performance under the TSRP is calculated as a function
                            of the percentile ranking of ATI's total shareholder return during the performance period (TSR) versus a peer group composed of Companies selected at the beginning of the performance period.
                            For the 2002 - 2004 performance period, the peer companies shall be the companies identified in Appendix A.

                            TSR is the return that a shareholder realizes through stock price appreciation and dividend reinvestment on an equity instrument throughout a specified period. The return for a period is
                            calculated as the stock price at the end of a period plus the dividends paid during the measurement period divided by the stock price at the beginning of the performance period.

TSRP PAYOUTS:               TSRP payouts are equal to:

                                Target award
                            x   Percent of target earned from peer group percentile ranking in
                                TSR

PERFORMANCE GOALS:          The following table shows the performance reward relationships for the
                            TSRP:

=================================================================================================
                                            OUTCOME RELATIVE TO PEER GROUP TSR
                                    -------------------------------------------------------------
                                    THREE-YEAR PERCENTILE         PERCENT OF TARGET
LEVEL OF PERFORMANCE                RANKING IN TSR                AWARD EARNED
-------------------------------------------------------------------------------------------------
Below Threshold                     Below 35th percentile            0%
Threshold                           35th percentile                 50%
Target                              50th percentile                100%
Excellent                           75th percentile                200%
-------------------------------------------------------------------------------------------------

                            NOTE: Interpolation between points will be made on a straight-line basis on each scale.  Below the 35th percentile (and above the 75th percentile), there will be no interpolation.

DIVIDENDS:                  No dividends will be paid on shares that are not yet earned.

FORM AND TIMING OF PAYOUT:  All payouts from the TSRP will be made in Company Common Stock, as soon as practicable following the award calculation; however, stock may be withheld in order to satisfy tax withholding requirements.

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                                       3

CERTAIN TERMINATIONS OF     In the event of a participant's death, disability,
EMPLOYMENT:                 or retirement (when the executive is at least 55
                            years of age with at least five years of service), pro rata awards based on the number of full months worked during that performance period will be calculated. Such awards will be based on goal achievement over the entire performance period.
                            Awards in these situations will be calculated and paid after the end of the performance period.

                            Amounts paid on account of death will be paid to a beneficiary designated by the participant. If no beneficiary has been designated, amounts will be paid to the participant's estate.

OTHER TERMINATIONS OF       In the event of a termination of employment not
EMPLOYMENT:                 constituting a disability, death or retirement
                            discussed above, the participant will forfeit any right to any payout for all performance periods in progress under the TSRP. For terminations after the end of a performance period, however, but before payout, payout will be made as though the termination had not occurred.

TAX CONSIDERATIONS:         The employee must report taxable income in the year
                            in which the award is paid.

TAX WITHHOLDING:            The Company has the right to deduct any taxes or
                            statutory deductions required by law to be withheld from all payments under the TSRP. See "Certain
                            Federal Income Tax Consequences" below.

CHANGE IN CAPITALIZATION:   The number and kind of shares subject to outstanding
                            awards will be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the TSRP or the awards granted under the TSRP.
                            The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

CHANGE IN CONTROL:          If a Change in Control (as defined in the TSRP) is
                            deemed to have occurred, then all outstanding award cycles will automatically vest and be paid out (with the consent of the Committee, in cash) at the target level or the actual performance level (as of the Change in Control), whichever is larger.

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


GENERAL INFORMATION ABOUT THE INCENTIVE PLAN AND THE TSRP

The Allegheny Technologies Incorporated 2000 Incentive Plan (the "INCENTIVE PLAN") was adopted by the Company's Board of Directors on January 31, 2000 and was approved by the Company's stockholders on May 11, 2000. The purpose of the Incentive Plan is to help attract and retain key employees and promote their commitment to achieving long-term corporate objectives.

The Incentive Plan enables the Company to award various types of stock-based compensation. The following summary covers the terms of the Incentive Plan that relate to awards made by the Committee under the TSRP. Because it is a summary, it may not contain all the information that could be important to you. A copy of the complete text of the TSRP is attached to this Information Statement as Appendix A.1 and incorporated herein by reference. At your request, the Company will provide you with a copy of the complete text of the Incentive Plan without charge. See "Where You Can Find More Information."

ADMINISTRATION

The Personnel and Compensation Committee of the Company's Board of Directors administers the Incentive Plan with respect to participants in the Incentive Plan other than persons who are subject to the provisions of Section 16 of the Securities and Exchange Act of 1934 ("STATUTORY INSIDERS"). The Stock Incentive Award Subcommittee of the Personnel and Compensation Committee administers the Incentive Plan as it applies to the Company's statutory insiders. (The Stock Incentive Award Subcommittee and the Personnel and Compensation Committee are referred to in this Information Statement as the "COMMITTEE").

The Committee has full authority to interpret the Incentive Plan, designate eligible participants and categories of eligible participants, set the terms and conditions of performance awards and establish and modify administrative rules for the Incentive Plan. In addition, the Board of Directors may exercise any of the powers and authority of the Committee under the Incentive Plan. The Committee is comprised of directors who are appointed by and serve at the pleasure of the Company's Board of Directors.

ELIGIBILITY

You are eligible to receive awards under the Incentive Plan if you are an officer or key employee of the Company or its subsidiaries who has been designated as a participant by the Committee in its sole discretion.

STOCK SUBJECT TO THE INCENTIVE PLAN

The Company may issue a maximum of up to 10% of its outstanding shares of Common Stock under the Incentive Plan. The Committee may adjust this number in certain instances. The Common Stock offered under the Incentive Plan may be either authorized and unissued shares or issued shares that the Company has reacquired and holds in its treasury. If for any reason an award terminates or expires, the shares of Common Stock covered by the award will again be available for the grant of new awards under the Incentive Plan.


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

THE TOTAL SHAREHOLDER RETURN INCENTIVE COMPENSATION PROGRAM

The Committee adopted Administrative Rules under the Incentive Plan, effective as of January 1, 2001, that establish the TSRP.

PROGRAM ELIGIBILITY

The Committee has the sole discretion to designate those executives and senior managers who it believes most directly effect the Company's long-term success as eligible for the Program. The Committee makes these determinations and designations based on the recommendations of the Company's Chief Executive Officer (the "CEO").

AWARD AGREEMENTS

The terms and conditions of an Award, as established by the Committee, are set forth in a total shareholder return incentive compensation award agreement between the Company and the participant who has been granted the Award. These agreements need not contain similar provisions with respect to Awards made to different participants or Awards made to the same participant at different times.

Each award agreement describes:

- The performance period for measuring the achievement of performance objectives, in whole or in part;
- the performance levels for the TSRP, including the target level of performance, to be achieved during the performance period, and the number of shares of Common Stock available to the participant upon achieving the target level of performance (the "TARGET AWARD"); and
- the applicable percentage of the target award that will be paid depending on the extent to which the target level of performance is fully or partially achieved or surpassed (the "PERCENT OF TARGET AWARD EARNED").

For the 2002-2004 performance period, the maximum Award, equal to 200% of your target award, is payable if the Company's three year percentile ranking in TSR is at or above the 75th percentile of the applicable peer group. No Award is paid if the Company's three-year percentile ranking in TSR is below the 35th percentile.

PAYMENT OF AWARDS

After the end of the award period, the Committee determines the number of shares of Common Stock, if any, to be paid based on the extent to which the target level of performance was fully or partially achieved or surpassed. All payouts will be made as soon as practicable following the award calculation. Generally, however, you will forfeit your right to payment of any Award under the TSRP unless you are continuously an employee of the Company or any of its affiliates from the date of grant of the Award to the date of payment. There are exceptions, however, in the case of retirement, disability or death, as described above.

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

You do not have the right to vote or receive dividends on the shares or have any other rights of a stockholder with respect to the shares, unless and until the shares are issued to you.

NONASSIGNABILITY

Awards under the Program are not transferable other than by will or by laws of descent and distribution. During your lifetime, Awards are payable only to you.

AMENDMENT AND TERMINATION

The Incentive Plan will remain in effect until terminated by the Board of Directors. The Board may at any time amend or terminate the Incentive Plan or the TSRP. Without your consent, no such action may materially impair your rights with respect to awards previously granted to you.

MISCELLANEOUS

The Committee has the discretion to suspend the payment of an Award if it determines that any of the following actions are necessary or desirable:

-   any listing or registration of the shares of Common Stock;
-   obtaining any consent or approval of any governmental body; or
-   obtaining any other agreement or consent.

In that situation, the Award will be suspended until the Committee is satisfied that the applicable action has been completed in a manner satisfactory to the Committee.

Also, neither your selection for participation in the Program nor the execution of an award agreement will require the Company to retain your services for any period of time.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

This section summarizes the United States federal income tax consequences as of the date of this Information Statement to a participant who is a United States citizen with respect to shares of Common Stock that may be received as payment of an Award under the Program. THE COMPANY URGES YOU TO CONSULT YOUR PERSONAL TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE FEDERAL INCOME TAX LAWS TO YOUR PERSONAL CIRCUMSTANCES, CHANGES IN THESE LAWS, AND THE POSSIBLE EFFECT OF OTHER TAXES.

GENERAL INFORMATION

Payment of Awards will result in ordinary income to you in the years in which the shares of Common Stock are paid to you. The taxable amount is the fair market value (as defined in the Program) of the shares. If you sell the shares you received in payment of an Award, the difference between any amount realized on the sale and the fair market value of these shares at the time they were paid to you will be taxed as capital gain or loss, which will be short-term or long-term, depending on the length of time you held these shares before sale. The holding period for determining short-term or long-term capital gains or losses begins on the date of payment of an Award.


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

TAX RATES

The Award will be treated as supplemental wages that require a minimum of 28% federal income tax withholding. You should also bear in mind that the federal income tax rate on capital gains from sales of property held for less than 12 months (short-term capital gains) generally is the same as your maximum ordinary income rate (maximum marginal federal rate of 39.6%). Also, the tax rate on capital gains from sales of capital assets held for more than 12 months (long-term capital gains) is generally 20%. The capital gains rate applicable to property acquired after December 31, 2000 and held for more than five years is 18%. State income taxes generally apply to the Award and the subsequent sale of the shares, and local income taxes may also be applicable.

TAX WITHHOLDING

When payments are made to you of amounts awarded under the Program, the Company will notify you of the amount of withholding taxes, if any, which must be paid under federal, state or local law. The Company may, with the consent of the Committee, arrange for payment of the withholding taxes in any one or combination of the following ways:

-   accepting your cash payment of the amount;
- reducing the number of shares to be issued to you under the Program by the whole number of shares having a fair market value (as defined in the Program) equal to or greater than the amount the Company is required to withhold.

No shares of Common Stock will be delivered to you under the Program until all applicable taxes have been paid in full.

RESELLING SHARES

The Program and the Incentive Plan generally do not impose restrictions upon the resale of Common Stock that you acquire under the Program. However, under certain circumstances, the Company may refuse to issue shares in connection with the Incentive Plan until it is satisfied that you have complied with applicable laws.

RESELLING BY AFFILIATES

Under the federal securities laws, if you are deemed to be an "affiliate" of the Company, you are restricted in the resale of your Common Stock (whether acquired under the Incentive Plan or otherwise). For this purpose, an "affiliate" of the Company is any person who controls the Company, is controlled by the Company, or is under common control with the Company, whether directly or indirectly through one or more intermediaries. A corporation's "affiliates" would usually include all persons whose security holdings are substantial enough to affect the corporation's management. Also, all statutory insiders are presumed to be "affiliates."

In general, unless specifically registered for resale, shares owned by affiliates can be sold only in compliance with Rule 144 of the Securities and Exchange Commission or another applicable exemption from registration. Among other things, Rule 144 imposes limitations on the amount of securities sold by an affiliate in any three-month period and requires that sales be conducted through a broker.

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SECTION 16 - RESTRICTIONS ON STATUTORY INSIDERS

In addition, if you are subject to the provisions of Section 16 of the Securities Exchange Act - a "statutory insider" of the Company - you must comply with the reporting and short-swing profit forfeiture provisions of that Section.
Section 16(a) contains reporting requirements applicable to statutory insiders.
Section 16(b) sets forth rules concerning short-swing profit forfeiture that may require these persons to disgorge profits realized upon the sale and purchase or purchase and sale of Company securities within any six-month period.

If you have any questions about the impact of Rule 144 or Section 16 on Awards granted to you under the Program, you should contact the Company at the address or telephone number set forth under the heading "Where You Can Find More Information" or, if appropriate, personal legal counsel.

MISCELLANEOUS

The Incentive Plan is not a "qualified" plan within the meaning of Section 401(a) of the Internal Revenue Code and is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended.

WHERE YOU CAN FIND MORE INFORMATION

As required by the Securities and Exchange Commission, the Company has filed a Registration Statement on Form S-8 relating to the Incentive Plan. The Registration Statement incorporates by reference certain other documents that the Company files with the Securities and Exchange Commission. Those documents are also incorporated by reference into the prospectus relating to the Incentive Plan that meets the requirements of Section 10(a) of the Securities Act of 1933. This Information Statement is a part of the Section 10(a) prospectus. This means that the Company can disclose important information to you by referring you to the documents incorporated by reference. The information incorporated by reference is an important part of the Section 10(a) prospectus, and information that the Company files later with the Securities and Exchange Commission will automatically update and supersede this information.

You may request a free copy of

-   the Incentive Plan and the Program,
- the documents incorporated by reference into the Registration Statement and the Section 10(a) prospectus (other than certain exhibits),
- all previously furnished Incentive Plan information documents that constitute part of the Section 10(a) prospectus, and
-   the Company's Annual Report to Stockholders for its latest fiscal year,

by writing or telephoning the Office of the Senior Vice President, Chief Legal and Administrative Officer of the Company, at Allegheny Technologies Incorporated, 1000 Six PPG Place, Pittsburgh, Pennsylvania 15222-5479, or (412) 394-2800 telephone, or (412) 394-2837 fax.


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


APPENDIX A: LIST OF PEER COMPANIES (2002-2004 PERFORMANCE PERIOD)

AK Steel Corporation                        Oregon Steel Mills
Alcan, Inc.                                 Phelps Dodge Corporation
Alcoa Inc.                                  Precision Castparts Corporation
Brush Engineered Materials                  Quanex Corporation
Carpenter Technology Corporation            Reliance Steel and Aluminum
Commercial Metals Company                   RTI International Metals
Freeport McMoran Copper & Gold              Ryerson Tull, Inc.
Gibraltar Steel                             Special Metals Corporation
Inco Limited                                Steel Dynamics
IPSCO Steel, Inc.                           Titanium Metals Corporation
Kaiser Aluminum & Chemical Corporation      UCAR International, Inc.
KEMET Corporation                           USX - U.S. Steel
Kennametal Inc.                             Worthington Industries, Inc.
Nucor Corporation



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                                      A-1

APPENDIX A.1

                       ALLEGHENY TECHNOLOGIES INCORPORATED

                               2000 INCENTIVE PLAN

                          ADMINISTRATIVE RULES FOR THE

             TOTAL SHAREHOLDER RETURN INCENTIVE COMPENSATION PROGRAM

                         EFFECTIVE AS OF JANUARY 1, 2001


ARTICLE I.  ADOPTION AND PURPOSE OF THE PROGRAM

               1.01 ADOPTION. These rules are adopted by the Personnel and Compensation Committee and the Stock Incentive Award Subcommittee of the Board of Directors as a part of the Allegheny Technologies Incorporated 2000 Incentive Plan (the "Plan") pursuant to the authority reserved in
        Section 3.01 of the Plan. The Total Shareholder Return Incentive Compensation Program (the "TSRP") shall be the guidelines for making certain Performance Awards or Other Stock-Based Awards under Article VIII of the Plan. Capitalized terms used but not defined in these rules shall have the same meanings as in the Plan.

               1.02 PURPOSE. The purposes of the TSRP are (i) to assist the Corporation in retaining and motivating selected key management employees of the Corporation and its subsidiaries who will contribute to the success of the Corporation, (ii) to reward key management employees for the overall success of the Corporation as determined by the value created for shareholders as measured by the percentile performance of Corporation Common Stock relative to a peer group and (iii) to provide a means of encouraging key management employees to acquire and hold shares of Corporation Common Stock. The TSRP encourages key management employees to acquire and hold shares of Corporation Common Stock by offering them an opportunity to receive shares of Common Stock which, in accordance with the terms and conditions set forth below, will be earned only if the sum of the price and yield of the Common Stock measured against the sums of prices and yields of shares of common stock of a peer group of corporations meets or exceeds the performance reward relationships set at the beginning of an Award Period. Awards under the TSRP are intended to act as an incentive to participating key management employees to achieve long-term objectives that will inure to the benefit of all stockholders of the Corporation measured in terms of relative stock prices.

ARTICLE II.  DEFINITIONS

        For purposes of these rules, the capitalized terms set forth below shall have the following meanings:

               2.01 AWARD AGREEMENT means a written agreement between the Corporation and a Participant or a written acknowledgment from the Corporation specifically setting forth the terms and conditions of a TSR Target Award granted to a Participant pursuant to Article VI of these rules.

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                                     A.1-1

               2.02 AWARD TARGETS means the percentage of a TSR Target Award which shall be earned for a particular TSR Performance Period at Threshold, Target and Excellent, respectively.

               2.03 BOARD means the Board of Directors of the Corporation.

               2.04 BUSINESS DAY means any day on which the New York Stock Exchange shall be open for trading.

               2.05 CAUSE means a determination by the Committee that a Participant has engaged in conduct that is dishonest or illegal, involves moral turpitude or jeopardizes the Corporation's right to operate its business in the manner in which it is now operated.

               2.06 CHANGE IN CONTROL means any of the events set forth below:

                      (a) The acquisition in one or more transactions, other than from the Corporation, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of Corporation Voting Securities in excess of 25% of the Corporation Voting Securities unless such acquisition has been approved by the Board; or

                      (b) Any election has occurred of persons to the Board that causes two-thirds of the Board to consist of persons other than (i) persons who were members of the Board on January 1, 2001 and (ii) persons who were nominated for election as members of the Board at a time when two-thirds of the Board consisted of persons who were members of the Board on January 1, 2001; provided, however, that any person nominated for election by the Board at a time when at least two-thirds of the members of the Board were persons described in clauses (i) and/or
        (ii) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (i); or

                      (c) Approval by the stockholders of the Corporation of a reorganization, merger or consolidation, unless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Stock and Corporation Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the Outstanding Stock and Corporation Voting Securities immediately prior to such reorganization, merger or consolidation, as the case may be; or

                      (d) Approval by the stockholders of the Corporation of (i) a complete liquidation or dissolution of the Corporation or (ii) a sale or other disposition of all or substantially all the assets of the Corporation.

               2.07 COMMITTEE means the Stock Incentive Award Committee of the Board, in the case of individuals who are executive officers of the Corporation, and the Personnel and

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                                     A.1-2

        Compensation Committee of the Board, in the case of individuals who are not executive officers of the Corporation.

               2.08 CORPORATION means Allegheny Technologies Incorporated, a Delaware corporation, and its successors.

               2.09 CORPORATION VOTING SECURITIES means the combined voting power of all outstanding voting securities of the Corporation entitled to vote generally in the election of the Board.

               2.10 DATE OF GRANT means the date as of which a TSR Target Award is granted in accordance with Article VI of these rules.

               2.11 DISABILITY means any physical or mental injury or disease of a permanent nature which renders a Participant incapable of meeting the requirements of the employment performed by such Participant immediately prior to the commencement of such disability. The determination of whether a Participant is disabled shall be made by the Committee in its sole and absolute discretion. Notwithstanding the foregoing, if a Participant's employment by the Corporation or an applicable subsidiary terminates by reason of a disability, as defined in an Employment Agreement between such Participant and the Corporation or an applicable subsidiary, such Participant shall be deemed to be disabled for purposes of the TSRP.

               2.12 EFFECTIVE DATE means January 1, 2001.

               2.13 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

               2.14 EXCELLENT means a relative level of achievement of Performance Reward Criteria at which the TSR for the Corporation for a TSR Performance Period is at a percentile of the TSR for the Peer Group for that Performance Period as determined by the Committee under Section
        6.02. Excellent shall be the highest level of performance for which a TSRP Reward will be paid.

               2.15 FAIR MARKET VALUE means, as of any given date, the average of the closing trading price of the Common Stock on such date as reported on the New York Stock Exchange or, if the Common Stock is not then traded on the New York Stock Exchange, on such other national securities exchange on which the Common Stock is admitted to trade, or, if none, on the National Association of Securities Dealers Automated Quotation System if the Common Stock is admitted for quotation thereon; provided, however, if there were no sales reported as of such date, Fair Market Value shall be computed as of the last date preceding such date on which a sale was reported; provided, further, that if any such exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first date immediately preceding such date on which such exchange or quotation system was open for trading.

               2.16 OUTSTANDING STOCK means, at any time, the issued and outstanding Common Stock.

               2.17 PARTICIPANT means any key management employee selected by the Committee, pursuant to Section 5.01 of these rules, as eligible to participate under the TSRP for any one or more TSR Performance Period.


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                                     A.1-4

               2.18 PEER GROUP means a group of corporations with publicly traded common stock listed on a national securities exchange(s) deemed comparable to the Corporation as the number and identity of such group is determined by the Committee, in its discretion, for a particular TSR Performance Period. In the event of bankruptcy, delisting, merger, spin-off or other special circumstances affecting members of the Peer Group during a Performance Period, the Committee shall make such adjustments in the Peer Group as the Committee determines appropriate in its discretion. The Committee may select the number and identity of members of the Peer Group separately for each TSR Performance Period.

               2.19 PERFORMANCE REWARD CRITERIA means the relative standing of the Corporation TSR, expressed in percentiles and ranked at Threshold, Target and Excellent, as compared to the TSR for the Peer Group, in each case for a particular TSR Performance Period.

               2.20 PERFORMANCE LEVEL means the level of actual achievement of Performance Reward Criteria for a particular TSR Performance Period. In determining final Performance Levels, the Committee shall use straight-line interpolation between Threshold and Target, Target and Excellent but there shall be no interpolation above Excellent or below Threshold.

               2.21 PLAN means the Allegheny Technologies Incorporated 2000 Incentive Plan, as the same may be amended from time to time.

               2.22 RETIREMENT means a termination of employment with the Corporation and each subsidiary of the Corporation at or after (i) attaining age 55 and (ii) completing five years of employment with the Corporation and/or any subsidiary of the Corporation.

               2.23 TARGET means a relative level of Performance Reward Criteria at which the Corporation TSR for a particular TSR Performance Period is at a percentile of TSR for the Peer Group for that TSR Performance Period as determined by the Committee under Section 6.02.

               2.24 THRESHOLD means a relative level of Performance Reward Criteria at which the Corporation TSR for a particular TSR Performance Period is at a percentile of TSR for the Peer Group for that TSR Performance Period as determined by the Committee under Section 6.02. Threshold shall be the lowest level of Performance Reward Criteria for which a Plan Reward will be earned.

               2.25 TSR is the percentile ranking of the sum of stock price appreciation of and dividend reinvestment with respect to a share of Corporation Stock as compared to the comparable amount among the Peer Group for a particular TSR Performance Period as calculated on the Fair Market Value of a share of Stock as of the end of the TSR Performance Period plus dividends paid on a share of stock during the TSR Performance Period divided by the Fair Market Value of a share of Stock at the beginning of the TSR Performance Period using the methodology described in item 402(l) of Regulation S-K as promulgated under the Securities Act, as such act or regulation may be amended from time to time, or any successor to either.

               2.26 TSRP means the Total Shareholder Return Incentive Compensation Program as set forth in these rules as the same may be amended from time to time.


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               2.27 TSR PERFORMANCE PERIOD means a three calendar year period beginning on the January 1st designated by the Committee and continuing until the third December 31st thereafter.

               2.28 TSR REWARDS means the number of shares of Stock earned for a particular TSR Performance period after application of the Performance Level.

               2.29 TSR TARGET AWARD means an award of an opportunity to earn a number of shares of Stock in a TSR Performance Period. The number of shares for a particular Participant shall be determined by the Committee for each TSR Performance Period by dividing the Participant's base salary at the commencement of the TSR Performance Period by the average Fair Market Value for the 30 Business Days preceding the first Business Day of that TSR Performance Period and multiplying the result by a decimal determined appropriate by the Committee based on the Participant's responsibilities and opportunity to contribute to the success of the Corporation.

               2.30 STOCK means Common Stock, par value $0.10 per share, of the Corporation.

               2.31 WITHHOLDING OBLIGATIONS means the amount of federal, state and local income and payroll taxes the Corporation determines in good faith must be withheld with respect to a TSR Rewards. Withholding Obligations may be settled by the Participant, as permitted by the Committee in its discretion, in shares of Stock otherwise deliverable under the TRSP, cash, previously owned shares of Stock or any combination of the foregoing.

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ARTICLE III.  ADMINISTRATION

               In addition to any power reserved to the Committee under Article III of the Plan, the TSRP shall be administered by the Committee, which shall have exclusive and final authority and discretion in each determination, interpretation or other action affecting the TSRP and its Participants. The Committee shall have the sole and absolute authority and discretion to interpret the TSRP, to modify these administrative rules for the TSRP, to select, in accordance with Section 5.01 of these rules, the persons who will be Participants hereunder, to determine all performance criteria, levels of awards and rewards payable, to impose such conditions and restrictions as it determines appropriate and to take such other actions and make such other determinations in connection with the TSRP as it may deem necessary or advisable.

ARTICLE IV.  STOCK ISSUABLE UNDER THE TSRP

               4.01 NUMBER OF SHARES OF STOCK ISSUABLE. Subject to adjustments as provided in Section 11.07 of the Plan, the maximum number of shares of Stock available for issuance under the TSRP shall be 1,500,000. The Stock to be offered under the TSRP shall be authorized and unissued Stock, or Stock which shall have been reacquired by the Corporation and held in its treasury.

               4.02 SHARES SUBJECT TO TERMINATED AWARDS. Shares of Stock forfeited as provided in Section 6.03 of these rules may again be issued under the TSRP.

ARTICLE V.  PARTICIPATION

               5.01 DESIGNATION OF PARTICIPANTS. Participants in the TSRP shall be such key management employees of the Corporation or of its subsidiaries as the Committee, in its sole discretion, may designate as eligible to participate in the TSRP for any one or more TSR Performance Periods. No later than 90 days after the commencement of each TSR Performance Period during the term of the TSRP, the Committee shall designate the Participants who are eligible to participate in the TSRP during such TSR Performance Period. The Committee's designation of a Participant with respect to any TSR Performance Period shall not require the Committee to designate such person as a Participant with respect to any other TSR Performance Period. The Committee shall consider such factors as it deems pertinent in selecting Participants. The Committee shall promptly provide to each person selected as a Participant written notice of such selection.

ARTICLE VI.  GRANTS UNDER THE TSRP

               6.01 ANNUAL DETERMINATION REGARDING TSR PERFORMANCE PERIOD. No later than the 60th day of each calendar year, the Committee shall determine whether to establish a TSR Performance Period, provided, however, for a TSR Performance Period established in calendar year 2001, the Committee may make a determination under this Section 6.01 at any time prior to the 90th day of calendar year 2001.

               6.02 DETERMINATION OF GRANTS, AWARDS AND PERFORMANCE CRITERIA. For each TSR Performance Period, the Committee shall take the following actions no later than the 90th day of the first calendar year of that TSR Performance Period:


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                      (a) Identify Participants for that TSR Performance Period;

                      (b) Establish the level of the TSR Target Awards for each
               Participant;

                      (c) Set the Performance Reward Criteria in terms of
               percentile ranking among the Peer Group for such period at Threshold, Target and Excellent, respectively;

                      (d) Set the Award Targets for Threshold, Target and
               Excellent; and

                      (e) Determine the Peer Group for that TSR Performance
               Period.

               6.03 TERMINATION OF EMPLOYMENT. If a Participant terminates employment with the Corporation and each subsidiary of the Corporation during a then uncompleted TSR Performance Period for reasons other than death, Disability or Retirement, any TSR Target Award for any then uncompleted TSR Performance Period shall be forfeited automatically and the shares represented by such TSR Target Awards shall again be eligible for awards under these Rules. If a Participant terminates employment with the Corporation and each subsidiary of the Corporation for reasons of death, Disability or Retirement during a then uncompleted TSR Performance Period, the Participant shall be entitled to receive a pro rata Plan Reward for each then uncompleted TSR Performance Period determined:

                      (a) when the TSR Rewards for all other Participants in
               such TSR Performance Period(s) are determined;

                      (b) based on the actual level of achievement of
               Performance Reward Criteria for that TSR Performance Period and the Participant's TSR Target Award;

                      (c) pro rated by multiplying the number of shares of Stock the Participant would have received if the Participant completed the TSR Performance Period multiplied by a fraction, the numerator of which is the number of months of such TSR Performance Period completed before the Participant's termination of employment and the denominator is 36; and

                      (d) certificates representing the number determined above
                          shall be delivered at the same time as all other certificates for such TSR Performance Period are delivered to Participants who completed the TSR Performance Period.

ARTICLE VII.  DETERMINATION OF PERFORMANCE REWARD CRITERIA AND DELIVERY OF STOCK

               7.01 DETERMINATION OF ACTUAL ACHIEVEMENT OF PERFORMANCE REWARD CRITERIA. As promptly as administratively feasible but in no event later than the March 1st of the calendar year following last calendar year of each TSR Performance Period, the Committee shall determine the TSR of the Corporation and the average TSR of each member of the Peer Group and determine the Performance Level, if any, at which the Performance Reward Criteria have been achieved.

               7.02 DETERMINATION OF PLAN REWARDS. Plan Rewards for a particular TSR Performance Period for a particular participant shall be the result of multiplying that

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        Participant's TSR Target Award by the Performance Level for that TSR
        Performance Period determined under Section 7.01.

               7.03 DELIVERY OF STOCK CERTIFICATES. As promptly as administratively feasible after the but in no event later than the March 15th of the calendar year following the last calendar year of a TSR Performance Period, the Corporation shall prepare for each Participant due a Plan Reward under Section 7.02 one or more stock certificates registered in the name(s) indicated by such Participant and shall deliver such certificates to the Participant promptly following the Participant's settlement of the Withholding Obligations by placing such certificates or causing such certificates to be placed in the U.S. mail, postage prepaid, to the address indicated by the Participant.

ARTICLE VIII.  MISCELLANEOUS

               8.01 APPLICATION OF PROVISIONS OF PLAN. Except as set forth in these Rules, the provisions of the Plan, including, but not limited to,
        Article X, the Terms Applicable Generally to Awards Granted under the Plan, shall apply to these Rules and are incorporated herein as if set forth at length.

               8.02 CHANGE IN CONTROL. In the event of a Change in Control, Plan Rewards shall be determined for all then uncompleted TSR Performance Periods as of the date of the Change in Control at the greater of (i) the Performance Level actually attained prior to the Change in Control and projected for the remainder of such uncompleted TSR Performance Periods or (ii) Target for each such uncompleted TSR Performance Period and certificates (or, with the consent of the Committee an amount in cash representing the Fair Market Value of such certificates) representing the Plan Rewards shall be delivered to the Participant as soon after the Change in Control as is administratively feasible.

               8.03 SECURITIES LAWS AND SECTION 162(m) RESTRICTIONS. Any TSR Award denominated in Common Stock shall be subject to the requirement that if at any time the Committee shall determine that any listing or registration of the shares of Common Stock or any consent or approval of any governmental body or any other agreement or consent is necessary or desirable as a condition to the granting of a TSR Award or issuance of shares of Common Stock or cash in satisfaction thereof, such grant of an award or issuance of shares of Common Stock may not be consummated unless such requirement is satisfied in a manner acceptable to the Committee. It is intended, unless the Committee determine otherwise, that the TSRP comply with Rule 16b-3 as issued by the Securities and Exchange Commission and Section 162(m) of the Code. All interpretations of the TSRP relating to Statutory Insiders shall be consistent with that Rule 16b-3, the Exchange Act and Section 162(m) of the Code. In order to maintain compliance with any of Rule 16b-3, the Exchange Act or the Code, the Committee may adopt such other rules or provide restrictions on outstanding TSR Awards as it in its discretion shall deem necessary and such rules or restrictions shall apply to outstanding TSR Awards as if set forth in the respective TSR Award Agreements.

               8.04 INVESTMENT REPRESENTATION. Each TSR Award Agreement may provide that the Participant shall deliver to the Committee upon demand by the Committee a written representation that the shares of Common Stock to be delivered are acquired by the Participant for investment and not for resale or with a view to the distribution thereof. Upon demand,


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        delivery of such representation prior to the delivery of shares of
        Common Stock shall be a condition precedent to the Participant's right to receive such shares of Common Stock.

               8.05 NO RIGHTS AS STOCKHOLDERS. Participants shall have no rights as shareholders of the Corporation prior to the actual delivery of shares of Common Stock. The existence of these Rules and/or any TSR Awards then outstanding shall not be a bar or affect in any way the power or authority of the Corporation or any of its then stockholders to take any action regarding the Corporation, its assets or its capital structure.

               8.06 NON-UNIFORM DETERMINATIONS. The actions and determinations of the Committee need not be uniform and may be taken or made by the Committee selectively among employees or Participants, whether or not similarly situated.

               8.07 AMENDMENT AND TERMINATION OF RULES. The Committee shall have complete power and authority to amend or terminate these Rules at any time it is deemed necessary or appropriate. No termination or amendment of the Rules may, without the consent of the Participant to whom any award shall theretofore have been granted under the TSRP, adversely affect the right of such individual under such award; provided, however, that the Committee may, in its sole discretion, make such provision in the Award Agreement for amendments which, in its sole discretion, it deems appropriate.


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